EXHIBIT 24


                                  POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ian Arnof and Thomas L. Callicutt, Jr., or either of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on his or her behalf First Commerce Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.

          Hereby executed by the following persons in the capacities indicated on the 21st day of February, 1995.

                                                   /s/ Ian Arnof
          IAN ARNOF                                ________________________
          President and Chief Executive Officer


                                                   /s/ Thomas C. Jaeger
          THOMAS C. JAEGER                         ________________________
          Chief Financial Officer


                                                   /s/ Thomas L. Callicutt, Jr.
          THOMAS L. CALLICUTT, JR.                 ________________________
          Senior Vice President, Controller and
            Principal Accounting Officer


                                                   /s/ James J. Bailey III
          JAMES J. BAILEY III                      ________________________
          Board Member


                                                   /s/ Sydney J. Besthoff III
          SYDNEY J. BESTHOFF III                   ________________________
          Board Member


                                                   /s/ Robert H. Bolton
          ROBERT H. BOLTON                         ________________________
          Board Member


                                                   /s/ Frances B. Davis
          FRANCES B. DAVIS                         ________________________
          Board Member


                                                   /s/ Laurance Eustis, Jr.
          LAURANCE EUSTIS, JR.                     _______________________
          Board Member



                                                  /s/ William P. Fuller
          WILLIAM P. FULLER                       ________________________
          Board Member


                                                  /s/ Arthur Hollins III
          ARTHUR HOLLINS III                      ________________________
          Board Member


                                                  /s/ F. Ben James, Jr.
          F. BEN JAMES, JR.                       ________________________
          Board Member


                                                  /s/ Erik F. Johnsen
          ERIK F. JOHNSEN                         ________________________
          Board Member


                                                  /s/ J. Merrick Jones, Jr.
          J. MERRICK JONES, JR.                   ________________________
          Board Member


                                                  /s/ Edwin Lupberger
          EDWIN LUPBERGER                         ________________________
          Board Member


                                                  /s/ Hermann Moyse, Jr.
          HERMANN MOYSE, JR.                      ________________________
          Board Member


                                                  /s/ O. Miles Pollard, Jr.
          O. MILES POLLARD, JR.                   ________________________
          Board Member


                                                  /s/ G. Frank Purvis, Jr.
          G. FRANK PURVIS, JR.                    ________________________
          Board Member

                                                  /s/ Edward M. Simmons
          EDWARD M. SIMMONS                       ________________________
          Board Member

                                                  /s/ H. Leighton Steward
          H. LEIGHTON STEWARD                     ________________________
          Board Member

                                                  /s/ Joseph B. Storey
          JOSEPH B. STOREY                        ________________________
          Board Member

                                                  /s/ Robert A. Weigle
          ROBERT A. WEIGLE                        ________________________
          Board Member